Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Zamba Corporation (the “Company”) on Form 10-Q for the three months ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Norman D. Smith, President and Chief Executive Officer of the Company, and Michael H. Carrel, Executive Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)              The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)              The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this Certification as of the 14th day of May 2004.

/s/ Norman D. Smith
Norman D. Smith President and Chief Executive Officer

/s/ Michael H. Carrel
Michael H. Carrel Executive Vice President and Chief Financial Officer